UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): January 12, 2005


                          LEUCADIA NATIONAL CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)

                                    NEW YORK
                 (State or Other Jurisdiction of Incorporation)

                  1-5721                            13-2615557
           (Commission File Number)       (IRS Employer Identification No.)

  315  PARK AVENUE SOUTH, NEW YORK, NEW YORK                  10010
   (Address of Principal Executive Offices)                (Zip Code)

                                  212-460-1900
              (Registrant's Telephone Number, Including Area Code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Leucadia National Corporation (the "Company") is filing in this Current Report on Form 8-K revised presentations of information contained in its Annual Report to Shareholders on Form 10-K for the year ended December 31, 2003 (the "2003 Form 10-K") to reflect (i) the classification of a commercial real estate property as a discontinued operation and (ii) a recent stock split, and as described below.

In September 2004, the Company entered into an agreement to sell a commercial real estate property. This property was classified as a discontinued operation in the Company's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2004, because it met the accounting criteria for held for sale treatment. The sale closed in the fourth quarter of 2004. On December 8, 2004, the Company declared a three-for-two stock split of the Company's common shares effected in the form of a 50% stock dividend which was paid on December 31, 2004. The revised presentations contained in this Form 8-K reflect the classification of the commercial real estate property as a discontinued operation for all periods presented, and give retroactive effect to the stock split as of the beginning of the earliest period presented. The Company is filing these revised presentations because they will be incorporated by reference in a Registration Statement the Company expects to file with the Securities and Exchange Commission.

Item 9.01(c). Financial Statements, Pro Forma Financial Information and
              Exhibits.

Exhibit No.        Exhibit
-----------        -------

23.1    Consent of PricewaterhouseCoopers LLP.
23.2    Consent of Ernst & Young LLP.
99.1    Part I Item 1. Business.
99.2 Part II Item 5. Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity.
99.3    Part II Item 6. Selected Financial Data.
99.4 Part II Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.5    Part IV Item 15. Financial Statements and Schedules.

        Reports of Independent Auditors

        Financial Statements:
          Consolidated Balance Sheets at December 31, 2003 and 2002
          Consolidated Statements of Operations for the years ended December 31,
            2003, 2002 and 2001
          Consolidated Statements of Cash Flows for the years ended December 31,
            2003, 2002 and 2001
          Consolidated Statements of Changes in Shareholders' Equity for the
            years ended December 31, 2003, 2002 and 2001
          Notes to Consolidated Financial Statements

        Financial Statement Schedules:
          Schedule  I - Condensed Financial Information of Registrant
          Schedule II - Valuation and Qualifying Accounts


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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 12, 2005

                                      LEUCADIA NATIONAL CORPORATION

                                      /s/ Joseph A. Orlando
                                          ------------------------------------

                                      Name: Joseph A. Orlando
                                      Title: Vice President and Chief
                                             Financial Officer









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


                                  Exhibit Index
                                  -------------


Exhibit No.                        Description
-----------                        ------------

23.1    Consent of PricewaterhouseCoopers LLP.
23.2    Consent of Ernst & Young LLP.
99.1    Part I Item 1. Business.
99.2 Part II Item 5. Market for Registrant's Common Equity, Related Stockholder Matters and Issuer Purchases of Equity.
99.3    Part II Item 6. Selected Financial Data.
99.4 Part II Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.5    Part IV Item 15. Financial Statements and Schedules.

        Reports of Independent Auditors

        Financial Statements:
          Consolidated Balance Sheets at December 31, 2003 and 2002
          Consolidated Statements of Operations for the years ended December 31,
            2003, 2002 and 2001
          Consolidated Statements of Cash Flows for the years ended December 31,
            2003, 2002 and 2001
          Consolidated Statements of Changes in Shareholders' Equity for the
            years ended December 31, 2003, 2002 and 2001
          Notes to Consolidated Financial Statements

        Financial Statement Schedules:
          Schedule  I - Condensed Financial Information of Registrant
          Schedule II - Valuation and Qualifying Accounts
















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